UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Asset Allocation Funds

31 August

2019

Nuveen Asset Allocation Funds

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FSNAX	FSNCX	FSNSX	FSGYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

In recent months, economic pessimism has been rising. An escalation in U.S.-China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.

While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.

Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.

The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

October 25, 2019

Portfolio Managers’ Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

During the reporting period, Derek B. Bloom, CFA, and Nathan S. Shetty, CFA, were the portfolio managers for the four Funds. Derek assumed portfolio management responsibilities in December 2013 and Nathan was named a portfolio manager to the Funds on September 4, 2018.

The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Solutions, a unit of Nuveen Asset Management (NAM). The team is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Aggressive Growth Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Aggressive Growth Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

At the July 30, 2019 special meeting of the Target Fund’s shareholders, the proposed reorganization was approved. The reorganization was completed after the close of business on October 18, 2019.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Balanced Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Moderate Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

At the July 30, 2019 special meeting of the Target Fund’s shareholders, the proposed reorganization was approved. The reorganization was completed after the close of business on October 18, 2019.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Conservative Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Conservative Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

At the July 30, 2019 special meeting of the Target Fund’s shareholders, the proposed reorganization was approved. The reorganization was completed after the close of business on October 18, 2019.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Growth Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Growth Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at anytime, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

At the July 30, 2019 special meeting of the Target Fund’s shareholders, the proposed reorganization was approved. The reorganization was completed after the close of business on October 18, 2019.

Here the portfolio managers discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2019.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “third” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in August 2019 from 3.8% in August 2018 and job gains averaged around 173,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in August 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended August 31, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in July 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.6% and 2.0%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period. Additionally, the Fed’s September 2019 interest rate forecast suggested there would be no more rate cuts in the remainder of 2019.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. New trade meetings were set for September and October 2019, and subsequent to the close of the reporting period, tariff waivers were announced on a selected group of U.S. and Chinese goods. Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Global manufacturing and export data showed evidence of trade-related slumps, increasing worries about trade conflicts dampening other segments of the global economy.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. The Brexit outcome remained uncertain amid a reshuffling of MPs and Prime Minister Johnson’s move to temporarily suspend Parliament, which the U.K. Supreme Court ruled unlawful and void (after the close of this reporting period). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the European Union. In August, the prime minister unexpectedly resigned amid a growing rift with the coalition over key domestic and fiscal policies, and a new government formed between the Five Star Movement and the Democratic Party. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. In Argentina’s August primary vote, market-friendly candidate President Macri suffered a surprising defeat by a wider-than-expected margin. In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

How did the Funds perform during the twelve-month reporting period ended August 31, 2019?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year and ten-year periods ending August 31, 2019. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

We kept the Fund’s tactical positioning largely unchanged during the reporting period with only a modest reduction in U.S. small-cap exposure to neutral versus the benchmark. From a tactical perspective, the Fund’s overall equity weight could be characterized as neutral to the benchmark, but with an overweight to emerging markets relative to developed markets within its equity exposure. Additionally, we maintained a small underweight to Canadian equities as an offset to equity exposures from the underlying mutual funds. We also made a key tactical overweight to interest rate exposure (duration) during this reporting period.

The performance shortfall of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers, which mostly took place during the market downturn in late 2018. On the other hand, the Fund’s longer duration in its fixed income portfolio was additive to performance as interest rates, and therefore bond yields, dropped significantly. (Bond prices move in the opposite direction of yields.) Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were also beneficial to performance. Unfortunately, the positive impacts from the duration overweight and tactical hedges were not enough to provide a full offset to the equity underperformance.

What were the Fund’s portfolio allocations over the twelve-month reporting period end August 31, 2019?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance

Portfolio Managers’ Comments (continued)

relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Aggressive Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	12.9%
Nuveen International Growth Fund	9.5%
Nuveen NWQ International Value Fund	9.0%
Nuveen Large Cap Growth Fund	8.9%
TIAA-CREF Bond Fund	8.8%

During the reporting period, we modestly changed the Fund’s portfolio allocations as a result of management and organizational transitions. The most notable change was a shift in the portfolio’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, we held a tactical overweight to U.S. small-cap stocks earlier in the reporting period paired with an underweight to Canadian equities, which we achieved through short futures contracts in the S&P/TSX 60® Index. As U.S. small-cap stocks outperformed Canadian equities throughout the beginning of 2019, we slowly reduced U.S. small-cap exposure to neutral, which also lowered the overall beta (volatility) of the Fund. Additionally, we moved to an overweight in emerging market stocks using Mini MSCI Emerging Markets Index futures contracts, while at the same time underweighting developed market stocks. Finally, as a hedge for potential risk-off market environments, we added long futures positions in U.S. 10-year Treasuries and the Japanese yen during the reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

Within the Fund’s fixed income portfolio, we opportunistically added an overweight to duration using the U.S. 10-year Treasury futures mentioned above, as well as through additional core fixed income exposure. As of the end of the reporting period, the Fund maintained this duration overweight. We also lowered the Fund’s high yield corporate bond exposure, although we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

In terms of the Fund’s real estate allocation, we maintained a neutral position to the benchmark. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

We kept the Fund’s tactical positioning largely unchanged during the reporting period with only a modest reduction in U.S. small-cap exposure to neutral versus the benchmark. From a tactical perspective, the Fund’s overall equity weight could be characterized as neutral to the benchmark, but with an overweight to emerging markets relative to developed markets within its equity exposure. Additionally, we maintained a small underweight to Canadian equities as an offset to equity exposures from the underlying mutual funds. We also made a key tactical overweight to interest rate exposure (duration) during this reporting period.

The performance shortfall of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers, which mostly took place during the market downturn in late 2018. On the other hand, the Fund’s longer duration in its fixed income portfolio was additive to performance as interest rates, and therefore bond yields, dropped significantly. (Bond prices move in the opposite direction of yields.) Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were also beneficial to performance. Unfortunately, the positive impacts from the duration overweight and tactical hedges were not enough to provide a full offset to the equity underperformance.

What were the Fund’s portfolio allocations over the twelve-month reporting period end August 31, 2019?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Balanced Allocation Fund’s top five holdings were:

Holding	Weighting
TIAA-CREF Bond Fund	20.7%
TIAA-CREF Bond Plus Fund	11.2%
TIAA-CREF Short-Term Bond Fund	9.5%
Nuveen Dividend Value Fund	8.2%
Nuveen Santa Barbara Dividend Growth Fund	5.9%

During the reporting period, we modestly changed the Fund’s portfolio allocations as a result of management and organizational transitions. The most notable change was a shift in the portfolio’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, we held a tactical overweight to U.S. small-cap stocks earlier in the reporting period paired with an underweight to Canadian equities, which we achieved through short futures contracts in the S&P/TSX 60® Index. As U.S. small-cap stocks outperformed Canadian equities throughout the beginning of 2019, we slowly reduced U.S. small-cap exposure to neutral, which also lowered the overall beta (volatility) of the Fund. Additionally, we moved to an overweight in emerging market stocks using Mini MSCI Emerging Markets Index futures contracts, while at the same time underweighting developed market stocks. Finally, as a hedge for potential risk-off market environments, we added long futures positions in U.S. 10-year Treasuries and the Japanese yen during the reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

Within the Fund’s fixed income portfolio, we opportunistically added an overweight to duration using the U.S. 10-year Treasury futures mentioned above, as well as through additional core fixed income exposure. As of the end of the reporting period, the Fund

Portfolio Managers’ Comments (continued)

maintained this duration overweight. We also lowered the Fund’s high yield corporate bond exposure, although we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

In terms of the Fund’s real estate allocation, we maintained a neutral position to the benchmark. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 70% allocated to fixed income and commodities, and 30% equity funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

We kept the Fund’s tactical positioning largely unchanged during the reporting period, although we did make a key tactical overweight to interest rate exposure (duration). We also modestly reduced U.S. small-cap exposure to neutral versus the benchmark. From a tactical perspective, the Fund’s overall equity weight could be characterized as neutral to the benchmark, but with an overweight to emerging markets relative to developed markets within its equity exposure. Additionally, we maintained a small underweight to Canadian equities as an offset to equity exposures from the underlying mutual funds.

The performance shortfall of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers, which mostly took place during the market downturn in late 2018. On the other hand, the Fund’s longer duration in its fixed income portfolio was additive to performance as interest rates, and therefore bond yields, dropped significantly. (Bond prices move in the opposite direction of yields.) Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were also beneficial to performance. Unfortunately, the positive impacts from the duration overweight and tactical hedges were not enough to provide a full offset to the equity underperformance.

What were the Fund’s portfolio allocations over the twelve-month reporting period end August 31, 2019?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Conservative Allocation Fund’s top five holdings were:

Holding	Weighting
TIAA-CREF Bond Fund	30.5%
TIAA-CREF Short-Term Bond Fund	15.5%
TIAA-CREF Bond Plus Fund	14.6%
TIAA-CREF Inflation Linked Bond Fund	8.1%
Nuveen Dividend Value Fund	4.7%

During the reporting period, we modestly changed the Fund’s portfolio allocations as a result of management and organizational transitions. Within the Fund’s fixed income portfolio, we opportunistically added an overweight to duration using the U.S. 10-year Treasury futures mentioned above, as well as through additional core fixed income exposure. As of the end of the reporting period, the Fund maintained this duration overweight. We also lowered the Fund’s high yield corporate bond exposure, although we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

We also shifted the Fund’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, we held a tactical overweight to U.S. small-cap stocks earlier in the reporting period paired with an underweight to Canadian equities, which we achieved through short futures contracts in the S&P/TSX 60® Index. As U.S. small-cap stocks outperformed Canadian equities throughout the beginning of 2019, we slowly reduced U.S. small-cap exposure to neutral, which also lowered the overall beta (volatility) of the Fund. Additionally, we moved to an overweight in emerging market stocks using Mini MSCI Emerging Markets Index futures contracts, while at the same time underweighting developed market stocks. In addition to the long futures positions in U.S. 10-year Treasuries, we also added long futures positions in the Japanese yen as a hedge for potential risk-off market environments during the reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

We kept the Fund’s tactical positioning largely unchanged during the reporting period with only a modest reduction in U.S. small-cap exposure to neutral versus the benchmark. From a tactical perspective, the Fund’s overall equity weight could be characterized as neutral to the benchmark, but with an overweight to emerging markets relative to developed markets within its equity exposure. Additionally, we maintained a small underweight to Canadian equities as an offset to equity exposures from the underlying mutual funds. We also made a key tactical overweight to interest rate exposure (duration) during this reporting period.

Portfolio Managers’ Comments (continued)

The performance shortfall of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers, which mostly took place during the market downturn in late 2018. On the other hand, the Fund’s longer duration in its fixed income portfolio was additive to performance as interest rates, and therefore bond yields, dropped significantly. (Bond prices move in the opposite direction of yields.) Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were also beneficial to performance. Unfortunately, the positive impacts from the duration overweight and tactical hedges were not enough to provide a full offset to the equity underperformance.

What were the Fund’s portfolio allocations over the twelve-month reporting period end August 31, 2019?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	10.0%
TIAA-CREF Bond Plus Fund	9.9%
Nuveen Large Cap Growth Fund	8.0%
Nuveen Santa Barbara Dividend Growth Fund	7.8%
TIAA-CREF Bond Fund	7.3%

During the reporting period, we modestly changed the Fund’s portfolio allocations as a result of management and organizational transitions. The most notable change was a shift in the portfolio’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, we held a tactical overweight to U.S. small-cap stocks earlier in the reporting period paired with an underweight to Canadian equities, which we achieved through short futures contracts in the S&P/TSX 60® Index. As U.S. small-cap stocks outperformed Canadian equities throughout the beginning of 2019, we slowly reduced U.S. small-cap exposure to neutral, which also lowered the overall beta (volatility) of the Fund. Additionally, we moved to an overweight in emerging market stocks using Mini MSCI Emerging Markets Index futures contracts, while at the same time underweighting developed market stocks. Finally, as a hedge for potential risk-off market environments, we added long futures positions in U.S. 10-year Treasuries and the Japanese yen during the reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

Within the Fund’s fixed income portfolio, we opportunistically added an overweight to duration using the U.S. 10-year Treasury futures mentioned above, as well as through additional core fixed income exposure. As of the end of the reporting period, the Fund maintained this duration overweight. We also lowered the Fund’s high yield corporate bond exposure, although we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

In terms of the Fund’s real estate allocation, we maintained a neutral position to the benchmark. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

Nuveen Strategy Conservative Allocation seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Nuveen Strategy Conservative Allocation Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

THIS PAGE INTENTIONALLY LEFT BLANK

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.28)%	3.46%	7.86%
Class A Shares at maximum Offering Price	(10.74)%	2.23%	7.23%
Morningstar Aggressive Target Risk Index	0.08%	6.18%	9.99%
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification Average	(1.63)%	5.15%	8.99%

Class C Shares	(5.98)%	2.68%	7.05%
Class R3 Shares	(5.49)%	3.20%	7.59%
Class I Shares	(5.03)%	3.71%	8.11%

Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.29)%	4.21%	9.25%
Class A Shares at maximum Offering Price	(6.02)%	2.98%	8.61%
Class C Shares	(1.11)%	3.43%	8.44%
Class R3 Shares	(0.56)%	3.94%	8.97%
Class I Shares	(0.04)%	4.47%	9.52%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.39%	2.14%	1.64%	1.14%
Net Expense Ratios*	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.70%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.33%	2.96%	6.72%
Class A Shares at maximum Offering Price	(5.42)%	1.74%	6.10%
Morningstar Moderate Target Risk Index	3.78%	5.04%	7.70%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	2.98%	4.32%	7.21%

Class C Shares	(0.45)%	2.18%	5.92%
Class R3 Shares	0.06%	2.70%	6.46%
Class I Shares	0.59%	3.23%	7.00%

Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.36%	3.31%	7.75%
Class A Shares at maximum Offering Price	(3.51)%	2.09%	7.11%
Class C Shares	1.61%	2.52%	6.94%
Class R3 Shares	2.12%	3.03%	7.48%
Class I Shares	2.62%	3.55%	8.02%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.20%	1.95%	1.45%	0.95%
Net Expense Ratios*	1.14%	1.89%	1.39%	0.89%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.64%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.15%	2.27%	5.21%
Class A Shares at maximum Offering Price	(2.76)%	1.07%	4.59%
Morningstar Moderately Conservative Target Risk Index	5.51%	4.38%	6.25%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	4.32%	3.40%	5.70%

Class C Shares	2.33%	1.49%	4.41%
Class R3 Shares	2.91%	2.01%	4.95%
Class I Shares	3.51%	2.53%	5.48%

Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.70%	2.36%	5.97%
Class A Shares at maximum Offering Price	(2.28)%	1.16%	5.35%
Class C Shares	2.87%	1.58%	5.18%
Class R3 Shares	3.45%	2.10%	5.72%
Class I Shares	3.88%	2.60%	6.23%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.18%	1.93%	1.43%	0.93%
Net Expense Ratios*	1.07%	1.82%	1.32%	0.82%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.57%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.70)%	3.61%	7.52%
Class A Shares at maximum Offering Price	(8.28)%	2.39%	6.89%
Morningstar Moderately Aggressive Target Risk Index	1.86%	5.70%	9.01%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	1.34%	5.13%	8.39%

Class C Shares	(3.35)%	2.84%	6.71%
Class R3 Shares	(2.96)%	3.35%	7.24%
Class I Shares	(2.39)%	3.88%	7.79%

Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.13%	4.23%	8.74%
Class A Shares at maximum Offering Price	(4.72)%	3.00%	8.10%
Class C Shares	0.34%	3.44%	7.93%
Class R3 Shares	0.83%	3.96%	8.45%
Class I Shares	1.34%	4.48%	9.01%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.30%	2.05%	1.55%	1.05%
Net Expense Ratios*	1.19%	1.94%	1.44%	0.94%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.69%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of August 31, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	79.0%

Affiliated Fixed Income Funds	13.6%

U.S. Government and Agency Obligations	4.1%

Money Market Funds	3.3%

Other Assets Less Liabilities	0.0%

Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Dividend Value Fund (Class R6)	12.9%	(1.59)%

Nuveen International Growth Fund (Class R6)	9.5%	(7.33)%

Nuveen Large Cap Core Fund (Class R6)	5.9%	(13.02)%

Nuveen Large Cap Growth Fund (Class R6)	8.9%	(6.54)%

Nuveen Large Cap Select Fund (Class I)	6.5%	(2.23)%

Nuveen Large Cap Value Fund (Class R6)	5.9%	(13.35)%

Nuveen NWQ International Value Fund (Class I)	9.0%	(11.35)%

Nuveen NWQ Large-Cap Value Fund (Class R3)	2.7%	(6.30)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	9.80%

Nuveen Real Estate Securities Fund (Class R6)	3.3%	13.68%

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	6.4%	8.08%

Nuveen Small Cap Growth Opportunities Fund (Class R6)	2.0%	(9.76)%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Small Cap Select Fund (Class R6)	1.2%	(10.28)%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	4.9%	5.63%

Affiliated Fixed Income Funds

Nuveen High Yield Municipal Bond Fund (Class R6)	1.2%	10.67%

TIAA-CREF Bond Fund (Institutional Class)	8.8%	10.30%

TIAA-CREF Bond Plus Fund (Institutional Class)	2.8%	9.98%

TIAA-CREF Short-Term Bond Fund (Institutional Class)	0.8%	4.64%

Nuveen Strategy Balanced Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Fixed Income Funds	49.8%

Affiliated Equity Funds	47.3%

U.S. Government and Agency Obligations	2.5%

Money Market Funds	0.4%

Other Assets Less Liabilities	0.0%

Net Assets	100%

Affiliated Fixed Income Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen All-American Municipal Bond Fund (Class R6)	1.5%	9.81%

Nuveen High Yield Municipal Bond Fund (Class R6)	1.3%	10.67%

TIAA-CREF Bond Fund (Institutional Class)	20.7%	10.30%

TIAA-CREF Bond Plus Fund (Institutional Class)	11.2%	9.98%

TIAA-CREF Inflation Linked Bond Fund (Institutional Class)	5.6%	5.67%

TIAA-CREF Short-Term Bond Fund (Institutional Class)	9.5%	4.64%

Affiliated Equity Funds

Nuveen Dividend Value Fund (Class R6)	8.2%	(1.59)%

Nuveen Global Infrastructure Fund (Class R6)	1.7%	14.97%

Nuveen International Growth Fund (Class R6)	4.9%	(7.33)%

Nuveen Large Cap Core Fund (Class R6)	2.7%	(13.02)%

Nuveen Large Cap Growth Fund (Class R6)	5.2%	(6.54)%

Nuveen Large Cap Select Fund (Class I)	5.2%	(2.23)%

Nuveen Large Cap Value Fund (Class R6)	3.2%	(13.35)%

Nuveen NWQ International Value Fund (Class I)	4.7%	(11.35)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	9.80%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Real Estate Securities Fund (Class R6)	1.6%	13.68%

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	5.9%	8.08%

Nuveen Small Cap Select Fund (Class R6)	0.7%	(10.28)%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.2%	5.63%

Holding Summaries    as of August 31, 2019 (continued)

Nuveen Strategy Conservative Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Fixed Income Funds	72.3%

Affiliated Equity Funds	25.1%

U.S. Government and Agency Obligations	2.4%

Money Market Funds	0.3%

Other Assets Less Liabilities	(0.1)%

Net Assets	100%

Affiliated Fixed Income Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen All-American Municipal Bond Fund (Class R6)	1.9%	9.81%

Nuveen High Yield Municipal Bond Fund (Class R6)	1.6%	10.67%

TIAA-CREF Bond Fund (Institutional Class)	30.5%	10.30%

TIAA-CREF Bond Plus Fund (Institutional Class)	14.6%	9.98%

TIAA-CREF Inflation Linked Bond Fund (Institutional Class)	8.1%	5.67%

TIAA-CREF Short-Term Bond Fund (Institutional Class)	15.5%	4.64%

Affiliated Equity Funds

Nuveen Dividend Value Fund (Class R6)	4.7%	(1.59)%

Nuveen Global Infrastructure Fund (Class R6)	1.9%	14.97%

Nuveen International Growth Fund (Class R6)	2.4%	(7.33)%

Nuveen Large Cap Core Fund (Class R6)	1.7%	(13.02)%

Nuveen Large Cap Growth Fund (Class R6)	1.9%	(6.54)%

Nuveen Large Cap Select Fund (Class I)	2.7%	(2.23)%

Nuveen Large Cap Value Fund (Class R6)	2.5%	(13.35)%

Nuveen NWQ International Value Fund (Class I)	2.1%	(11.35)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	9.80%

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.9%	8.08%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Small Cap Select Fund (Class R6)	0.4%	(10.28)%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.1%	5.63%

Nuveen Strategy Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	67.6%

Affiliated Fixed Income Funds	28.0%

U.S. Government and Agency Obligations	3.0%

Money Market Funds	1.4%

Other Assets Less Liabilities	(0.0)%

Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Dividend Value Fund (Class R6)	10.0%	(1.59)%

Nuveen Global Infrastructure Fund (Class R6)	2.1%	14.97%

Nuveen International Growth Fund (Class R6)	7.3%	(7.33)%

Nuveen Large Cap Core Fund (Class R6)	4.1%	(13.02)%

Nuveen Large Cap Growth Fund (Class R6)	8.0%	(6.54)%

Nuveen Large Cap Select Fund (Class I)	5.6%	(2.23)%

Nuveen Large-Cap Value Fund (Class R6)	4.7%	(13.35)%

Nuveen NWQ International Value Fund (Class I)	7.2%	(11.35)%

Nuveen NWQ Large Cap Value Fund (Class R3)	2.0%	(6.30)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	9.80%

Nuveen Real Estate Securities Fund (Class R6)	2.7%	13.68%

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	7.8%	8.08%

Nuveen Small Cap Growth Opportunities Fund (Class R6)	0.6%	(9.76)%

Nuveen Small Cap Select Fund (Class R6)	1.2%	(10.28)%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	4.4%	5.63%

Affiliated Fixed Income Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen All-American Municipal Bond Fund (Class R6)	0.7%	9.81%

Nuveen High Yield Municipal Bond Fund (Class R6)	2.5%	10.67%

TIAA-CREF Bond Fund (Institutional Class)	7.3%	10.30%

TIAA-CREF Bond Plus Fund (Institutional Class)	9.9%	9.98%

TIAA-CREF Inflation Linked Bond Fund (Institutional Class)	1.4%	5.67%

TIAA-CREF Short-Term Bond Fund (Institutional Class)	6.2%	4.64%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2019.

The beginning of the period is September 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the tables.

Nuveen Strategy Aggressive Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.82	$1,011.05	$1,013.59	$1,015.48
Expenses Incurred During the Period	$2.54	$6.34	$3.81	$1.27
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.79	$1,036.69	$1,039.00	$1,042.18
Expenses Incurred During the Period	$2.57	$6.42	$3.85	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,053.32	$1,049.05	$1,052.32	$1,054.69
Expenses Incurred During the Period	$2.59	$6.46	$3.88	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.51	$1,019.85	$1,022.15	$1,025.06
Expenses Incurred During the Period	$2.55	$6.36	$3.82	$1.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen on April 30, 2019 for the Strategy Conservative Allocation, Strategy Balanced Allocation, Strategy Growth Allocation and Strategy Aggressive Growth Allocation Funds; at this meeting the shareholders were asked to vote to approve the Agreement and Plan of Reorganization of the Funds. The meeting was subsequently adjourned to June 18, 2019 and additionally adjourned to July 30, 2019.

	Strategy Aggressive Growth Allocation Fund	Strategy Balanced Allocation Fund	Strategy Conservative Allocation Fund	Strategy Growth Allocation Fund
	Common Shares	Common Shares	Common Shares	Common Shares
To approve the Agreement and Plan of Reorganization
For	2,030,823	9,097,992	3,060,170	4,826,404
Against	41,814	242,993	69,290	159,932
Abstain	166,309	496,014	165,606	257,576
Total	2,238,946	9,836,999	3,295,066	5,243,912

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Strategy Funds, Inc. and Shareholders of

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund (four of the Funds constituting Nuveen Strategy Funds, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio of Investments    August 31, 2019

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 92.6%

	EQUITY FUNDS – 79.0%

	Affiliated Equity Funds – 79.0%

448,971	Nuveen Dividend Value Fund (Class R6)				$6,308,048

106,678	Nuveen International Growth Fund (Class R6)				4,615,971

97,007	Nuveen Large Cap Core Fund (Class R6)				2,893,713

166,130	Nuveen Large Cap Growth Fund (Class R6)				4,347,631

106,716	Nuveen Large Cap Select Fund (Class I)				3,196,141

135,069	Nuveen Large Cap Value Fund (Class R6)				2,864,803

198,278	Nuveen NWQ International Value Fund (Class I)				4,370,040

264,320	Nuveen NWQ Large-Cap Value Fund (Class R3)				1,305,739

23	Nuveen Real Asset Income Fund (Class R6)				550

71,575	Nuveen Real Estate Securities Fund (Class R6)				1,626,899

69,732	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				3,128,187

38,249	Nuveen Small Cap Growth Opportunities Fund (Class R6)				970,389

55,984	Nuveen Small Cap Select Fund (Class R6)				562,638

56,710	Nuveen Winslow Large-Cap Growth Fund (Class R6)				2,375,593
	Total Equity Funds (cost $34,739,075)				38,566,342

	FIXED INCOME FUNDS – 13.6%

	Affiliated Fixed Income Funds – 13.6%

31,847	Nuveen High Yield Municipal Bond Fund (Class R6)				578,017

399,183	TIAA-CREF Bond Fund (Institutional Class)				4,299,202

125,566	TIAA-CREF Bond Plus Fund (Institutional Class)				1,356,106

36,959	TIAA-CREF Short-Term Bond Fund (Institutional Class)				384,378
	Total Fixed Income Funds (cost $6,232,024)				6,617,703
	Total Long-Term Investments (cost $40,971,099)				45,184,045

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 7.4%

	U.S. Government and Agency Obligations – 4.1%

2,000	U.S. Treasury Bills, (4)	0.000%	1/02/20	F1+	$1,987,417

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Money Market Funds – 3.3%

1,635,789	First American Treasury Obligation Fund, Class Z	1.980% (5)	N/A	N/A	$1,635,789
	Total Short-Term Investments (cost $3,622,364)				3,623,206
	Total Investments (cost $44,593,463) – 100.0%				48,807,251
	Other Assets Less Liabilities – 0.0% (6)				4,584
	Net Assets – 100%				$48,811,835

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	22	9/19	$2,551,662	$2,590,775	$39,113	$9,213
Mini MSCI Emerging Markets Index	Long	139	9/19	7,179,986	6,838,800	(341,186)	55,600
Nasdaq 100 E-Mini	Long	9	9/19	1,381,186	1,384,335	3,149	(3,825)
Russell 2000® Mini	Long	13	9/19	1,010,681	971,230	(39,451)	(2,145)
S&P 500® E-Mini	Short	(47)	9/19	(6,872,806)	(6,873,280)	(474)	4,465
S&P MidCap 400® E-Mini	Long	34	9/19	6,547,927	6,396,760	(151,167)	13,260
S&P/TSX 60® Index	Short	(14)	9/19	(2,071,722)	(2,064,143)	7,579	(6,309)
U.S. Treasury 10-Year Note	Long	25	12/19	3,296,157	3,292,969	(3,188)	2,344
Total				$13,023,071	$12,537,446	$(485,625)	$72,603
Total receivable for variation margin on futures contracts							$84,882
Total payable for variation margin on futures contracts							$(12,279)
*	The aggregate Notional Amount of long and short positions is $21,967,599 and $(8,944,528), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Strategy Balanced Allocation Fund

Portfolio of Investments    August 31, 2019

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 97.1%

	FIXED INCOME FUNDS – 49.8%

	Affiliated Fixed Income Funds – 49.8%

195,800	Nuveen All-American Municipal Bond Fund (Class R6)				$2,377,015

112,814	Nuveen High Yield Municipal Bond Fund (Class R6)				2,047,581

3,050,857	TIAA-CREF Bond Fund (Institutional Class)				32,857,724

1,637,626	TIAA-CREF Bond Plus Fund (Institutional Class)				17,686,364

767,257	TIAA-CREF Inflation Linked Bond Fund (Institutional Class)				8,930,872

1,444,640	TIAA-CREF Short-Term Bond Fund (Institutional Class)				15,024,257
	Total Fixed Income Funds (cost $74,478,203)				78,923,813

	EQUITY FUNDS – 47.3%

	Affiliated Equity Funds – 47.3%

929,895	Nuveen Dividend Value Fund (Class R6)				13,065,021

237,869	Nuveen Global Infrastructure Fund (Class R6)				2,745,012

180,822	Nuveen International Growth Fund (Class R6)				7,824,162

141,822	Nuveen Large Cap Core Fund (Class R6)				4,230,565

315,906	Nuveen Large Cap Growth Fund (Class R6)				8,267,254

273,914	Nuveen Large Cap Select Fund (Class I)				8,203,734

239,720	Nuveen Large Cap Value Fund (Class R6)				5,084,471

339,167	Nuveen NWQ International Value Fund (Class I)				7,475,232

102	Nuveen Real Asset Income Fund (Class R6)				2,478

111,409	Nuveen Real Estate Securities Fund (Class R6)				2,532,337

209,490	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				9,397,717

115,948	Nuveen Small Cap Select Fund (Class R6)				1,165,275

120,485	Nuveen Winslow Large-Cap Growth Fund (Class R6)				5,047,111
	Total Equity Funds (cost $59,116,869)				75,040,369
	Total Long-Term Investments (cost $133,595,072)				153,964,182

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.9%

	U.S. Government and Agency Obligations – 2.5%

4,000	U.S. Treasury Bills, (4)	0.000%	1/02/20	F1+	$3,974,834

	Money Market Funds – 0.4%

561,192	First American Treasury Obligation Fund, Class Z	1.980% (5)	N/A	N/A	561,192
	Total Short-Term Investments (cost $4,534,341)				4,536,026
	Total Investments (cost $138,129,413) – 100.0%				158,500,208
	Other Assets Less Liabilities – 0.0% (6)				31,222
	Net Assets – 100%				$158,531,430

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	70	9/19	$8,118,924	$8,243,375	$124,451	$29,313
Mini MSCI Emerging Markets Index	Long	332	9/19	17,149,320	16,334,400	(814,920)	132,800
Nasdaq 100 E-Mini	Long	26	9/19	3,990,093	3,999,190	9,097	(11,050)
Russell 2000® Mini	Long	43	9/19	3,343,022	3,212,530	(130,492)	(7,095)
S&P 500® E-Mini	Short	(84)	9/19	(12,283,313)	(12,284,160)	(847)	7,980
S&P MidCap 400® E-Mini	Long	62	9/19	11,940,337	11,664,680	(275,657)	24,180
S&P/TSX 60® Index	Short	(45)	9/19	(6,659,105)	(6,634,745)	24,360	(20,279)
U.S. Treasury 10-Year Note	Long	83	12/19	10,943,240	10,932,656	(10,584)	7,781
Total				$36,542,518	$35,467,926	$(1,074,592)	$163,630
Total receivable for variation margin on futures contracts							$202,054
Total payable for variation margin on futures contracts							$(38,424)
*	The aggregate Notional Amount of long and short positions is $55,484,936 and ($18,942,418), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Strategy Conservative Allocation Fund

Portfolio of Investments    August 31, 2019

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 97.4%

	FIXED INCOME FUNDS – 72.3%

	Affiliated Fixed Income Funds – 72.3%

96,469	Nuveen All-American Municipal Bond Fund (Class R6)				$1,171,136

54,306	Nuveen High Yield Municipal Bond Fund (Class R6)				985,647

1,730,938	TIAA-CREF Bond Fund (Institutional Class)				18,642,200

827,058	TIAA-CREF Bond Plus Fund (Institutional Class)				8,932,231

425,205	TIAA-CREF Inflation Linked Bond Fund (Institutional Class)				4,949,385

911,028	TIAA-CREF Short-Term Bond Fund (Institutional Class)				9,474,697
	Total Fixed Income Funds (cost $42,539,230)				44,155,296

	EQUITY FUNDS – 25.1%

	Affiliated Equity Funds – 25.1%

202,429	Nuveen Dividend Value Fund (Class R6)				2,844,128

100,622	Nuveen Global Infrastructure Fund (Class R6)				1,161,182

34,234	Nuveen International Growth Fund (Class R6)				1,481,294

34,338	Nuveen Large Cap Core Fund (Class R6)				1,024,301

43,640	Nuveen Large Cap Growth Fund (Class R6)				1,142,045

54,741	Nuveen Large Cap Select Fund (Class I)				1,639,494

73,061	Nuveen Large Cap Value Fund (Class R6)				1,549,628

58,252	Nuveen NWQ International Value Fund (Class I)				1,283,882

34	Nuveen Real Asset Income Fund (Class R6)				831

38,924	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				1,746,147

21,492	Nuveen Small Cap Select Fund (Class R6)				215,989

30,017	Nuveen Winslow Large-Cap Growth Fund (Class R6)				1,257,387
	Total Equity Funds (cost $12,552,145)				15,346,308
	Total Long-Term Investments (cost $55,091,375)				59,501,604

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.7%

	U.S. Government and Agency Obligations – 2.4%

1,500	U.S. Treasury Bills, (4)	0.000%	1/02/20	F1+	$1,490,563

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Money Market Funds – 0.3%

180,596	First American Treasury Obligation Fund, Class Z	1.980% (5)	N/A	N/A	$180,596
	Total Short-Term Investments (cost $1,670,527)				1,671,159
	Total Investments (cost $56,761,902) – 100.1%				61,172,763
	Other Assets Less Liabilities – (0.1)% (6)				(58,884)
	Net Assets – 100%				$61,113,879

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	27	9/19	$3,131,585	$3,179,588	$48,003	$11,306
Mini MSCI Emerging Markets Index	Long	102	9/19	5,268,767	5,018,400	(250,367)	40,800
Nasdaq 100 E-Mini	Long	10	9/19	1,534,651	1,538,150	3,499	(4,250)
Russell 2000® Mini	Long	16	9/19	1,243,915	1,195,360	(48,555)	(2,640)
S&P MidCap 400® E-Mini	Long	13	9/19	2,503,619	2,445,820	(57,799)	5,070
S&P/TSX 60® Index	Short	(17)	9/19	(2,515,662)	(2,506,459)	9,203	(7,661)
U.S. Treasury 10-Year Note	Long	32	12/19	4,219,081	4,215,000	(4,081)	3,000
Total				$15,385,956	$15,085,859	$(300,097)	$45,625
Total receivable for variation margin on futures contracts							$60,176
Total payable for variation margin on futures contracts							$(14,551)
*	The aggregate Notional Amount of long and short positions is $17,901,618 and $(2,515,662), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Strategy Growth Allocation Fund

Portfolio of Investments    August 31, 2019

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 95.6%

	EQUITY FUNDS – 67.6%

	Affiliated Equity Funds – 67.6%

714,639	Nuveen Dividend Value Fund (Class R6)				$10,040,685

183,504	Nuveen Global Infrastructure Fund (Class R6)				2,117,639

167,853	Nuveen International Growth Fund (Class R6)				7,263,002

137,961	Nuveen Large Cap Core Fund (Class R6)				4,115,382

305,104	Nuveen Large Cap Growth Fund (Class R6)				7,984,561

185,570	Nuveen Large Cap Select Fund (Class I)				5,557,812

223,520	Nuveen Large Cap Value Fund (Class R6)				4,740,852

325,268	Nuveen NWQ International Value Fund (Class I)				7,168,904

405,824	Nuveen NWQ Large-Cap Value Fund (Class R3)				2,004,769

64	Nuveen Real Asset Income Fund (Class R6)				1,564

117,800	Nuveen Real Estate Securities Fund (Class R6)				2,677,594

174,078	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				7,809,163

21,968	Nuveen Small Cap Growth Opportunities Fund (Class R6)				557,319

121,487	Nuveen Small Cap Select Fund (Class R6)				1,220,945

105,249	Nuveen Winslow Large-Cap Growth Fund (Class R6)				4,408,882
	Total Equity Funds (cost $60,247,983)				67,669,073

	FIXED INCOME FUNDS – 28.0%

	Affiliated Fixed Income Funds – 28.0%

60,130	Nuveen All-American Municipal Bond Fund (Class R6)				729,974

138,897	Nuveen High Yield Municipal Bond Fund (Class R6)				2,520,982

679,318	TIAA-CREF Bond Fund (Institutional Class)				7,316,253

916,726	TIAA-CREF Bond Plus Fund (Institutional Class)				9,900,646

117,653	TIAA-CREF Inflation Linked Bond Fund (Institutional Class)				1,369,481

596,324	TIAA-CREF Short-Term Bond Fund (Institutional Class)				6,201,770
	Total Fixed Income Funds (cost $26,558,252)				28,039,106
	Total Long-Term Investments (cost $86,806,235)				95,708,179

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 4.4%

	U.S. Government and Agency Obligations – 3.0%

3,000	U.S. Treasury Bills, (4)	0.000%	1/02/20	F1+	$2,981,126

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Money Market Funds – 1.4%

1,416,711	First American Treasury Obligation Fund, Class Z	1.980% (5)	N/A	N/A	$1,416,711
	Total Short-Term Investments (cost $4,396,573)				4,397,837
	Total Investments (cost $91,202,808) – 100.0%				100,106,016
	Other Assets Less Liabilities – (0.0)% (6)				(26,232)
	Net Assets – 100%				$100,079,784

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	45	9/19	$5,219,308	$5,299,313	$80,005	$18,844
Mini MSCI Emerging Markets Index	Long	265	9/19	13,688,463	13,038,000	(650,463)	106,000
Nasdaq 100 E-Mini	Long	16	9/19	2,455,442	2,461,040	5,598	(6,800)
Russell 2000® Mini	Long	27	9/19	2,099,107	2,017,170	(81,937)	(4,455)
S&P 500® E-Mini	Short	(89)	9/19	(13,014,463)	(13,015,360)	(897)	8,455
S&P MidCap 400® E-Mini	Long	58	9/19	11,169,993	10,912,120	(257,873)	22,620
S&P/TSX 60® Index	Short	(29)	9/19	(4,291,423)	(4,275,725)	15,698	(13,069)
U.S. Treasury 10-Year Note	Long	53	12/19	6,987,852	6,981,094	(6,758)	4,969
Total				$24,314,279	$23,417,652	$(896,627)	$136,564
Total receivable for variation margin on futures contracts							$160,888
Total payable for variation margin on futures contracts							$(24,324)
*	The aggregate Notional Amount of long and short positions is $41,620,165 and $(17,305,886), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Statement of Assets and Liabilities

August 31, 2019

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $40,971,099, $133,595,072, $55,091,375 and $86,806,235, respectively)	$45,184,045	$153,964,182	$59,501,604	$95,708,179
Non-Affiliated short-term investments, at value (cost $3,622,364, $4,534,341, $1,670,527 and $4,396,573, respectively)	3,623,206	4,536,026	1,671,159	4,397,837
Receivable for:
Dividends	15,719	160,848	90,981	64,435
Interest	3,197	1,168	319	3,740
Reimbursement from Adviser	975	—	—	—
Shares sold	5,759	25,433	4,817	32,150
Variation margin on futures contracts	84,882	202,054	60,176	160,888
Other assets	31,841	42,303	47,407	32,351
Total assets	48,949,624	158,932,014	61,376,463	100,399,580
Liabilities
Payable for:
Dividends	—	—	4,110	—
Investments purchased	15,719	160,848	90,981	64,435
Shares redeemed	43,575	32,746	72,293	125,069
Variation margin on futures contracts	12,279	38,424	14,551	24,324
Accrued expenses:
Management fees	—	14,910	2,191	5,240
Directors fees	18	9,965	16,071	39
Professional fees	24,062	33,390	21,863	28,757
Shareholder reporting fees	9,628	18,051	8,260	12,869
Shareholder servicing agent fees	18,616	49,571	15,693	32,565
12b-1 distribution and service fees	11,602	37,255	13,982	22,730
Other	2,290	5,424	2,589	3,768
Total liabilities	137,789	400,584	262,584	319,796
Net assets	$48,811,835	$158,531,430	$61,113,879	$100,079,784
Class A Shares
Net assets	$33,421,609	$113,559,538	$42,892,867	$71,501,492
Shares outstanding	2,324,272	11,240,919	3,655,712	5,863,333
Net asset value (NAV) per share	14.38	10.10	11.73	12.19
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$15.26	$10.72	$12.45	$12.93
Class C Shares
Net assets	$4,583,315	$13,648,765	$5,457,635	$7,258,462
Shares outstanding	334,062	1,379,276	468,654	614,311
NAV and offering price per share	$13.72	$9.90	$11.65	$11.82
Class R3 Shares
Net assets	$1,367,822	$3,487,565	$373,770	$2,621,115
Shares outstanding	96,540	350,401	31,943	218,334
NAV and offering price per share	$14.17	$9.95	$11.70	$12.01
Class I Shares
Net assets	$9,439,089	$27,835,562	$12,389,607	$18,698,715
Shares outstanding	654,035	2,764,472	1,056,388	1,524,177
NAV and offering price per share	$14.43	$10.07	$11.73	$12.27
Fund level net assets consist of:
Capital paid-in	$43,087,867	$133,264,673	$55,586,579	$86,161,633
Total distributable earnings	5,723,968	25,266,757	5,527,300	13,918,151
Net assets	$48,811,835	$158,531,430	$61,113,879	$100,079,784
Authorized shares – per class(1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Represent authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

Statement of Operations

Year Ended August 31, 2019

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation

Investment Income

Dividends from affiliated investments	$1,161,154	$4,110,027	$1,795,221	$2,382,771

Interest from non-affiliated investments	81,963	197,517	41,929	169,801

Total investment income	1,243,117	4,307,544	1,837,150	2,552,572

Expenses

Management fees	55,549	174,003	66,731	109,002

12b-1 service fees – Class A Shares	91,333	297,327	113,756	183,356

12b-1 distribution and service fees – Class C Shares	57,235	153,142	69,551	94,297

12b-1 distribution and service fees – Class R3 Shares	9,831	15,876	2,491	13,214

Shareholder servicing agent fees	75,183	212,338	59,763	136,056

Custodian fees	8,384	20,036	9,590	13,495

Directors fees	111	283	62	254

Professional fees	35,950	56,330	30,974	46,610

Shareholder reporting expenses	25,116	45,012	22,787	32,453

Federal and state registration fees	66,348	66,598	66,859	67,183

Other	2,668	4,235	3,323	3,244

Total expenses before fee waiver/expense reimbursement	427,708	1,045,180	445,887	699,164

Fee waiver/expense reimbursement	(130,378)	(143,804)	(92,665)	(135,759)

Net expenses	297,330	901,376	353,222	563,405

Net investment income (loss)	945,787	3,406,168	1,483,928	1,989,167

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Affiliated investments	(454,132)	2,467,822	(239,280)	804,943

Non-affiliated investments	—	33,993	103,991	—

Capital gain distributions from Underlying Funds	2,236,387	3,860,096	1,107,312	3,644,411

Futures contracts	(1,651,431)	(3,105,537)	(1,060,289)	(2,848,723)

Total net realized gain (loss)	130,824	3,256,374	(88,266)	1,600,631

Change in net unrealized appreciation (depreciation) of:

Affiliated investments	(5,657,085)	(10,146,762)	(648,118)	(9,025,150)

Non-affiliated investments	864	1,730	649	1,299

Futures contracts	779,600	2,451,720	842,294	1,876,287

Total change in net unrealized appreciation (depreciation)	(4,876,621)	(7,693,312)	194,825	(7,147,564)

Net realized and unrealized gain (loss)	(4,745,797)	(4,436,938)	106,559	(5,546,933)

Net increase (decrease) in net assets from operations	$(3,800,010)	$(1,030,770)	$1,590,487	$(3,557,766)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Year Ended 8/31/19	Year Ended(1) 8/31/18	Year Ended 8/31/19	Year Ended(1) 8/31/18

Operations

Net investment income (loss)	$945,787	$2,049,345	$3,406,168	$6,041,370

Total net realized gain (loss)	130,824	5,712,779	3,256,374	12,589,072

Total change in net unrealized appreciation (depreciation)	(4,876,621)	(1,085,820)	(7,693,312)	(7,540,227)

Net increase (decrease) in net assets from operations	(3,800,010)	6,676,304	(1,030,770)	11,090,215

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(2,513,500)	(2,618,634)	(6,673,878)	(5,623,706)

Class C Shares	(379,237)	(546,568)	(777,305)	(868,179)

Class R3 Shares	(137,041)	(174,833)	(160,180)	(130,099)

Class I Shares	(840,420)	(1,118,077)	(2,203,808)	(3,295,229)

Decrease in net assets from distributions to shareholders	(3,870,198)	(4,458,112)	(9,815,171)	(9,917,213)

Fund Share Transactions

Proceeds from sale of shares	4,140,626	9,017,081	10,108,144	19,782,744

Proceeds from shares issued to shareholders due to reinvestment of distributions	3,566,497	4,129,282	9,334,903	9,452,062

	7,707,123	13,146,363	19,443,047	29,234,806

Cost of shares redeemed	(18,816,659)	(22,459,541)	(64,891,475)	(70,837,286)

Net increase (decrease) in net assets from Fund share transactions	(11,109,536)	(9,313,178)	(45,448,428)	(41,602,480)

Net increase (decrease) in net assets	(18,779,744)	(7,094,986)	(56,294,369)	(40,429,478)

Net assets at the beginning of period	67,591,579	74,686,565	214,825,799	255,255,277

Net assets at the end of period	$48,811,835	$67,591,579	$158,531,430	$214,825,799

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Prounouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended August 31, 2018, the Strategy Aggressive Growth Allocation’s, Strategy Balanced Allocation’s and Strategy Growth Allocation’s distributions to shareholders were paid from net investment income and accumulated net realized gains while Strategy Conservative Allocation’s distributions were paid from net investment income.

See accompanying notes to financial statements.

	Strategy Conservative Allocation		Strategy Growth Allocation
	Year Ended 8/31/19	Year Ended(1) 8/31/18	Year Ended 8/31/19	Year Ended(1) 8/31/18

Operations

Net investment income (loss)	$1,483,928	$1,867,382	$1,989,167	$3,924,503

Total net realized gain (loss)	(88,266)	1,303,960	1,600,631	9,187,838

Total change in net unrealized appreciation (depreciation)	194,825	(2,111,972)	(7,147,564)	(2,711,833)

Net increase (decrease) in net assets from operations	1,590,487	1,059,370	(3,557,766)	10,400,508

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(626,587)	(880,828)	(3,330,511)	(4,038,277)

Class C Shares	(46,465)	(148,280)	(393,307)	(754,738)

Class R3 Shares	(5,957)	(13,127)	(111,352)	(140,908)

Class I Shares	(226,851)	(402,997)	(1,200,633)	(1,810,964)

Decrease in net assets from distributions to shareholders	(905,860)	(1,445,232)	(5,035,803)	(6,744,887)

Fund Share Transactions

Proceeds from sale of shares	4,541,271	15,814,526	10,448,077	10,584,019

Proceeds from shares issued to shareholders due to reinvestment of distributions	829,295	1,310,402	4,773,768	6,390,396

	5,370,566	17,124,928	15,221,845	16,974,415

Cost of shares redeemed	(21,422,090)	(31,333,523)	(30,156,922)	(33,798,961)

Net increase (decrease) in net assets from Fund share transactions	(16,051,524)	(14,208,595)	(14,935,077)	(16,824,546)

Net increase (decrease) in net assets	(15,366,897)	(14,594,457)	(23,528,646)	(13,168,925)

Net assets at the beginning of period	76,480,776	91,075,233	123,608,430	136,777,355

Net assets at the end of period	$61,113,879	$76,480,776	$100,079,784	$123,608,430

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Prounouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended August 31, 2018, the Strategy Aggressive Growth Allocation’s, Strategy Balanced Allocation’s and Strategy Growth Allocation’s distributions to shareholders were paid from net investment income and accumulated net realized gains while Strategy Conservative Allocation’s distributions were paid from net investment income.

See accompanying notes to financial statements.

Financial Highlights

Strategy Aggressive Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (09/01)

2019	$16.35	$0.25	$(1.24)	$(0.99)	$(0.32)	$(0.66)	$(0.98)	$14.38

2018	15.87	0.46	1.01	1.47	(0.25)	(0.74)	(0.99)	16.35

2017	14.49	0.16	1.68	1.84	(0.19)	(0.27)	(0.46)	15.87

2016	14.20	0.19	0.56	0.75	(0.14)	(0.32)	(0.46)	14.49

2015	16.67	0.49	(1.19)	(0.70)	(0.48)	(1.29)	(1.77)	14.20

Class C (09/01)

2019	15.61	0.14	(1.18)	(1.04)	(0.19)	(0.66)	(0.85)	13.72

2018	15.20	0.31	0.97	1.28	(0.13)	(0.74)	(0.87)	15.61

2017	13.88	0.04	1.64	1.68	(0.09)	(0.27)	(0.36)	15.20

2016	13.61	0.09	0.53	0.62	(0.03)	(0.32)	(0.35)	13.88

2015	16.04	0.37	(1.16)	(0.79)	(0.35)	(1.29)	(1.64)	13.61

Class R3 (10/96)

2019	16.11	0.21	(1.21)	(1.00)	(0.28)	(0.66)	(0.94)	14.17

2018	15.66	0.42	0.98	1.40	(0.21)	(0.74)	(0.95)	16.11

2017	14.29	0.11	1.69	1.80	(0.16)	(0.27)	(0.43)	15.66

2016	14.01	0.16	0.55	0.71	(0.11)	(0.32)	(0.43)	14.29

2015	16.47	0.45	(1.18)	(0.73)	(0.44)	(1.29)	(1.73)	14.01

Class I (09/01)

2019	16.41	0.29	(1.25)	(0.96)	(0.36)	(0.66)	(1.02)	14.43

2018	15.93	0.52	0.99	1.51	(0.29)	(0.74)	(1.03)	16.41

2017	14.54	0.20	1.69	1.89	(0.23)	(0.27)	(0.50)	15.93

2016	14.25	0.24	0.55	0.79	(0.18)	(0.32)	(0.50)	14.54

2015	16.73	0.54	(1.21)	(0.67)	(0.52)	(1.29)	(1.81)	14.25

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(5.28)%	$33,422	0.74%	1.48%	0.50%	1.72%	9%

9.45	42,422	0.69	2.66	0.50	2.85	17

13.12	43,716	0.69	0.88	0.50	1.07	14

5.49	47,793	0.65	1.25	0.50	1.40	22

(4.20)	50,354	0.66	3.02	0.50	3.18	20

(5.98)	4,583	1.48	0.81	1.25	1.04	9

8.56	7,442	1.44	1.81	1.25	2.00	17

12.38	10,594	1.44	0.12	1.25	0.31	14

4.71	10,917	1.40	0.51	1.25	0.66	22

(4.98)	11,377	1.41	2.34	1.25	2.50	20

(5.49)	1,368	0.98	1.25	0.75	1.49	9

9.10	2,489	0.94	2.40	0.75	2.59	17

12.94	3,063	0.94	0.59	0.75	0.77	14

5.20	3,866	0.90	1.00	0.75	1.15	22

(4.47)	3,926	0.91	2.86	0.75	3.01	20

(5.03)	9,439	0.48	1.78	0.25	2.02	9

9.68	15,237	0.44	2.98	0.25	3.17	17

13.42	17,313	0.44	1.12	0.25	1.31	14

5.75	18,459	0.40	1.57	0.25	1.72	22

(3.98)	22,489	0.41	3.38	0.25	3.53	20
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategy Balanced Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (09/01)

2019	$10.68	$0.20	$(0.22)	$(0.02)	$(0.15)	$(0.41)	$(0.56)	$10.10

2018	10.64	0.27	0.22	0.49	(0.26)	(0.19)	(0.45)	10.68

2017	10.16	0.16	0.62	0.78	(0.14)	(0.16)	(0.30)	10.64

2016	10.34	0.19	0.27	0.46	(0.22)	(0.42)	(0.64)	10.16

2015	12.07	0.37	(0.67)	(0.30)	(0.44)	(0.99)	(1.43)	10.34

Class C (09/01)

2019	10.47	0.12	(0.21)	(0.09)	(0.07)	(0.41)	(0.48)	9.90

2018	10.45	0.18	0.22	0.40	(0.19)	(0.19)	(0.38)	10.47

2017	9.99	0.08	0.61	0.69	(0.07)	(0.16)	(0.23)	10.45

2016	10.17	0.12	0.26	0.38	(0.14)	(0.42)	(0.56)	9.99

2015	11.89	0.27	(0.65)	(0.38)	(0.35)	(0.99)	(1.34)	10.17

Class R3 (10/96)

2019	10.53	0.16	(0.21)	(0.05)	(0.12)	(0.41)	(0.53)	9.95

2018	10.49	0.24	0.22	0.46	(0.23)	(0.19)	(0.42)	10.53

2017	10.04	0.13	0.61	0.74	(0.13)	(0.16)	(0.29)	10.49

2016	10.21	0.17	0.27	0.44	(0.19)	(0.42)	(0.61)	10.04

2015	11.94	0.33	(0.66)	(0.33)	(0.41)	(0.99)	(1.40)	10.21

Class I (09/01)

2019	10.65	0.22	(0.21)	0.01	(0.18)	(0.41)	(0.59)	10.07

2018	10.61	0.30	0.21	0.51	(0.28)	(0.19)	(0.47)	10.65

2017	10.13	0.18	0.63	0.81	(0.17)	(0.16)	(0.33)	10.61

2016	10.31	0.22	0.26	0.48	(0.24)	(0.42)	(0.66)	10.13

2015	12.04	0.38	(0.65)	(0.27)	(0.47)	(0.99)	(1.46)	10.31

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

0.33%	$113,560	0.58%	1.89%	0.50%	1.97%	9%

4.60	132,400	0.56	2.47	0.50	2.54	12

7.92	138,541	0.55	1.47	0.50	1.52	18

4.84	147,744	0.54	1.91	0.50	1.96	15

(2.54)	157,215	0.54	3.35	0.50	3.39	21

(0.45)	13,649	1.33	1.16	1.25	1.24	9

3.82	18,376	1.31	1.69	1.25	1.76	12

7.08	25,755	1.30	0.73	1.25	0.79	18

3.99	31,831	1.29	1.18	1.25	1.22	15

(3.20)	37,514	1.29	2.47	1.25	2.50	21

0.06	3,488	0.83	1.58	0.75	1.66	9

4.37	3,231	0.81	2.22	0.75	2.28	12

7.56	3,988	0.80	1.24	0.75	1.30	18

4.61	4,227	0.79	1.72	0.75	1.76	15

(2.77)	5,497	0.79	2.97	0.75	3.01	21

0.59	27,836	0.33	2.16	0.25	2.24	9

4.86	60,818	0.31	2.78	0.25	2.84	12

8.21	86,970	0.30	1.73	0.25	1.79	18

5.01	104,799	0.29	2.17	0.25	2.21	15

(2.22)	117,133	0.29	3.41	0.25	3.45	21
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategy Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (09/01)

2019	$11.53	$0.25	$0.10	$0.35	$(0.15)	$—	$—	$(0.15)	$11.73

2018	11.57	0.26	(0.10)	0.16	(0.20)	—	—	(0.20)	11.53

2017	11.39	0.21	0.38	0.59	(0.40)	—	(0.01)	(0.41)	11.57

2016	11.39	0.26	0.19	0.45	(0.36)	(0.09)	—	(0.45)	11.39

2015	12.43	0.40	(0.71)	(0.31)	(0.30)	(0.43)	—	(0.73)	11.39

Class C (09/01)

2019	11.45	0.17	0.10	0.27	(0.07)	—	—	(0.07)	11.65

2018	11.50	0.17	(0.10)	0.07	(0.12)	—	—	(0.12)	11.45

2017	11.32	0.13	0.37	0.50	(0.31)	—	(0.01)	(0.32)	11.50

2016	11.32	0.18	0.19	0.37	(0.28)	(0.09)	—	(0.37)	11.32

2015	12.35	0.30	(0.69)	(0.39)	(0.21)	(0.43)	—	(0.64)	11.32

Class R3 (10/96)

2019	11.50	0.24	0.09	0.33	(0.13)	—	—	(0.13)	11.70

2018	11.54	0.22	(0.09)	0.13	(0.17)	—	—	(0.17)	11.50

2017	11.36	0.18	0.38	0.56	(0.37)	—	(0.01)	(0.38)	11.54

2016	11.36	0.23	0.19	0.42	(0.33)	(0.09)	—	(0.42)	11.36

2015	12.40	0.38	(0.72)	(0.34)	(0.27)	(0.43)	—	(0.70)	11.36

Class I (09/01)

2019	11.52	0.28	0.11	0.39	(0.18)	—	—	(0.18)	11.73

2018	11.57	0.29	(0.11)	0.18	(0.23)	—	—	(0.23)	11.52

2017	11.38	0.24	0.38	0.62	(0.42)	—	(0.01)	(0.43)	11.57

2016	11.38	0.29	0.19	0.48	(0.39)	(0.09)	—	(0.48)	11.38

2015	12.43	0.43	(0.71)	(0.28)	(0.34)	(0.43)	—	(0.77)	11.38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.15%	$42,893	0.64%	2.11%	0.50%	2.25%	9%

1.38	50,592	0.61	2.14	0.50	2.24	16

5.33	52,315	0.58	1.80	0.50	1.88	18

4.15	55,774	0.56	2.27	0.50	2.33	11

(2.45)	59,298	0.55	3.31	0.50	3.36	20

2.33	5,458	1.39	1.41	1.25	1.55	9

0.57	8,961	1.36	1.35	1.25	1.45	16

4.56	15,731	1.33	1.08	1.25	1.16	18

3.46	20,696	1.31	1.52	1.25	1.58	11

(3.28)	22,521	1.30	2.52	1.25	2.57	20

2.91	374	0.88	2.04	0.75	2.17	9

1.12	754	0.86	1.81	0.75	1.92	16

5.06	887	0.83	1.54	0.75	1.62	18

3.97	850	0.81	2.01	0.75	2.07	11

(2.82)	1,048	0.80	3.14	0.75	3.19	20

3.51	12,390	0.39	2.36	0.25	2.50	9

1.55	16,174	0.36	2.36	0.25	2.46	16

5.66	22,143	0.33	2.05	0.25	2.13	18

4.47	23,925	0.31	2.50	0.25	2.56	11

(2.36)	24,785	0.30	3.60	0.25	3.65	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategy Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (09/01)

2019	$13.16	$0.22	$(0.64)	$(0.42)	$(0.12)	$(0.43)	$(0.55)	$12.19

2018	12.81	0.39	0.62	1.01	(0.33)	(0.33)	(0.66)	13.16

2017	11.98	0.16	1.14	1.30	(0.15)	(0.32)	(0.47)	12.81

2016	11.87	0.20	0.44	0.64	(0.21)	(0.32)	(0.53)	11.98

2015	13.47	0.41	(0.85)	(0.44)	(0.41)	(0.75)	(1.16)	11.87

Class C (09/01)

2019	12.75	0.14	(0.61)	(0.47)	(0.03)	(0.43)	(0.46)	11.82

2018	12.43	0.28	0.60	0.88	(0.23)	(0.33)	(0.56)	12.75

2017	11.63	0.07	1.11	1.18	(0.06)	(0.32)	(0.38)	12.43

2016	11.53	0.11	0.42	0.53	(0.11)	(0.32)	(0.43)	11.63

2015	13.11	0.31	(0.83)	(0.52)	(0.31)	(0.75)	(1.06)	11.53

Class R3 (10/96)

2019	12.96	0.18	(0.61)	(0.43)	(0.09)	(0.43)	(0.52)	12.01

2018	12.62	0.35	0.61	0.96	(0.29)	(0.33)	(0.62)	12.96

2017	11.80	0.13	1.12	1.25	(0.11)	(0.32)	(0.43)	12.62

2016	11.70	0.17	0.42	0.59	(0.17)	(0.32)	(0.49)	11.80

2015	13.29	0.38	(0.85)	(0.47)	(0.37)	(0.75)	(1.12)	11.70

Class I (09/01)

2019	13.24	0.26	(0.64)	(0.38)	(0.16)	(0.43)	(0.59)	12.27

2018	12.89	0.43	0.61	1.04	(0.36)	(0.33)	(0.69)	13.24

2017	12.04	0.19	1.16	1.35	(0.18)	(0.32)	(0.50)	12.89

2016	11.93	0.23	0.44	0.67	(0.24)	(0.32)	(0.56)	12.04

2015	13.54	0.47	(0.88)	(0.41)	(0.45)	(0.75)	(1.20)	11.93

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.70)%	$71,501	0.62%	1.69%	0.50%	1.82%	14%

7.96	79,749	0.61	2.87	0.50	2.98	15

11.23	80,143	0.61	1.19	0.50	1.30	13

5.67	82,793	0.59	1.61	0.50	1.70	17

(3.31)	88,018	0.59	3.17	0.50	3.27	21

(3.35)	7,258	1.37	1.04	1.25	1.16	14

7.11	12,314	1.36	2.09	1.25	2.20	15

10.46	18,465	1.36	0.45	1.25	0.55	13

4.77	20,171	1.34	0.86	1.25	0.95	17

(3.99)	22,444	1.35	2.47	1.25	2.57	21

(2.96)	2,621	0.88	1.41	0.75	1.54	14

7.71	2,748	0.86	2.64	0.75	2.75	15

11.02	3,935	0.86	0.95	0.75	1.05	13

5.27	4,674	0.84	1.38	0.75	1.47	17

(3.49)	6,794	0.84	2.94	0.75	3.04	21

(2.39)	18,699	0.37	2.02	0.25	2.14	14

8.19	28,797	0.36	3.13	0.25	3.24	15

11.62	34,234	0.36	1.45	0.25	1.56	13

5.84	37,408	0.34	1.86	0.25	1.95	17

(3.02)	39,407	0.34	3.58	0.25	3.68	21
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.

The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In December 2018 the Funds’ Board of Directors (the “Board”) of the Trust and the Board of Trustees of TIAA-CREF Funds (“TC Funds”) have each approved the following Fund reorganizations (each the “Reorganization” and collectively, the “Reorganizations”).

Target Funds	Acquiring Funds
Strategy Aggressive Growth Allocation	TIAA-CREF Lifestyle Aggressive Growth Fund
Strategy Balanced Allocation	TIAA-CREF Lifestyle Moderate Fund
Strategy Conservative Allocation	TIAA-CREF Lifestyle Conservative Fund
Strategy Growth Allocation	TIAA-CREF Lifestyle Growth Fund

At the July 30, 2019 special meeting of the Target Fund’s shareholders, the proposed reorganizations were approved. The reorganizations were completed after the close of business on October 18, 2019.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Capital gain distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation and quarterly for Strategy Balanced Allocation. Dividends from net investment income, if any, are declared daily and distributed monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets (settled shares for Strategy Conservative Allocation) of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counter-party based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3—Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds may invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$38,566,342	$—	$—	$38,566,342
Fixed Income Funds	6,617,703	—	—	6,617,703
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,987,417	—	1,987,417
Money Market Funds	1,635,789	—	—	1,635,789
Investments in Derivatives:
Futures Contracts**	(485,625)	—	—	(485,625)
Total	$46,334,209	$1,987,417	$—	$48,321,626

Strategy Balanced Allocation
Long-Term Investments*:
Fixed Income Funds	$78,923,813	$—	$—	$78,923,813
Equity Funds	75,040,369	—	—	75,040,369
Short-Term Investments:
U.S. Government and Agency Obligations	—	3,974,834	—	3,974,834
Money Market Funds	561,192	—	—	561,192
Investments in Derivatives:
Futures Contracts**	(1,074,592)	—	—	(1,074,592)
Total	$153,450,782	$3,974,834	$—	$157,425,616

Strategy Conservative Allocation
Long-Term Investments*:
Fixed Income Funds	$44,155,296	$—	$—	$44,155,296
Equity Funds	15,346,308	—	—	15,346,308
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,490,563	—	1,490,563
Money Market Funds	180,596	—	—	180,596
Investments in Derivatives:
Futures Contracts**	(300,097)	—	—	(300,097)
Total	$59,382,103	$1,490,563	$—	$60,872,666

Strategy Growth Allocation
Long-Term Investments*:
Equity Funds	$67,669,073	$—	$—	$67,669,073
Fixed Income Funds	28,039,106	—	—	28,039,106
Short-Term Investments:
U.S. Government and Agency Obligations	—	2,981,126	—	2,981,126
Money Market Funds	1,416,711	—	—	1,416,711
Investments in Derivatives:
Futures Contracts**	(896,627)	—	—	(896,627)
Total	$96,228,263	$2,981,126	$—	$99,209,389
*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Fund invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in future contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market”

Notes to Financial Statements (continued)

of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund tactically used additional equity index, interest rate and currency futures to adjust its allocation to equity investments, interest rate sensitivity and currency exposures.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$32,394,026	$72,804,891	$22,510,811	$58,896,582
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(492,827)	Payable for variation margin on futures contracts*	$(39,451)
		—	—	Payable for variation margin on futures contracts*	10,728
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	39,113	—	—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(3,188)	—	—
Total			$(456,902)		$(28,723)

Strategy Balanced Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(1,091,424)	Payable for variation margin on futures contracts*	$(130,492)
		—	—	Payable for variation margin on futures contracts*	33,457
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	124,451	—	—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(10,584)	—	—
Total			$(977,557)		$(97,035)

Strategy Conservative Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(308,166)	Payable for variation margin on futures contracts*	$(48,555)
		—	—	Payable for variation margin on futures contracts*	12,702
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	48,003	—	—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(4,081)	—	—
Total			$(264,244)		$(35,853)

		Location on the Statements of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Growth Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(909,233)	Payable for variation margin on futures contracts*	$(81,937)
		—	—	Payable for variation margin on futures contracts*	21,296
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	80,005	—	—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(6,758)	—	—
Total			$(835,986)		$(60,641)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures Contracts	$(2,059,137)	$743,675
	Foreign currency exchange rate	Futures Contracts	75,466	39,113
	Interest rate	Futures Contracts	332,240	(3,188)
Total			$(1,651,431)	$779,600
Strategy Balanced Allocation
	Equity	Futures Contracts	$(4,397,395)	$2,337,853
	Foreign currency exchange rate	Futures Contracts	226,398	124,451
	Interest rate	Futures Contracts	1,065,460	(10,584)
Total			$(3,105,537)	$2,451,720
Strategy Conservative Allocation
	Equity	Futures Contracts	$(1,527,796)	$798,372
	Foreign currency exchange rate	Futures Contracts	89,441	48,003
	Interest rate	Futures Contracts	378,066	(4,081)
Total			$(1,060,289)	$842,294
Strategy Growth Allocation
	Equity	Futures Contracts	$(3,584,216)	$1,803,040
	Foreign currency exchange rate	Futures Contracts	139,752	80,005
	Interest rate	Futures Contracts	595,741	(6,758)
Total			$(2,848,723)	$1,876,287

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/19		Year Ended 8/31/18
Strategy Aggressive Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	112,830	$1,631,561	208,299	$3,363,751
Class A – automatic conversion of Class C Shares	13,430	200,626	63,902	1,019,326
Class C	17,529	241,981	44,048	685,363
Class R3	45,979	683,260	42,077	670,615
Class I	95,298	1,383,198	200,474	3,278,026
Shares issued to shareholders due to reinvestment of distributions:
Class A	192,867	2,504,139	161,802	2,594,100
Class C	29,165	362,335	34,581	528,980
Class R3	10,500	134,534	10,834	171,183
Class I	43,390	565,489	51,857	835,019
	560,988	7,707,123	817,874	13,146,363
Shares redeemed:
Class A	(589,889)	(8,463,848)	(592,984)	(9,658,227)
Class C	(175,358)	(2,418,071)	(232,218)	(3,578,705)
Class C – automatic conversion to Class A Shares	(14,049)	(200,626)	(66,835)	(1,019,326)
Class R3	(114,467)	(1,632,468)	(94,065)	(1,512,354)
Class I	(412,997)	(6,101,646)	(410,624)	(6,690,929)
	(1,306,760)	(18,816,659)	(1,396,726)	(22,459,541)
Net increase (decrease)	(745,772)	$(11,109,536)	(578,852)	$(9,313,178)

	Year Ended 8/31/19		Year Ended 8/31/18
Strategy Balanced Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	458,531	$4,542,337	814,285	$8,670,215
Class A – automatic conversion of Class C Shares	16,453	166,114	71,418	751,364
Class C	63,288	608,957	168,245	1,769,642
Class R3	63,617	618,406	54,074	570,133
Class I	416,269	4,172,330	751,841	8,021,390
Shares issued to shareholders due to reinvestment of distributions:
Class A	688,502	6,394,582	504,898	5,400,991
Class C	79,814	719,169	78,066	821,155
Class R3	17,538	160,081	12,324	130,021
Class I	221,816	2,061,071	290,848	3,099,895
	2,025,828	19,443,047	2,745,999	29,234,806
Shares redeemed:
Class A	(2,320,829)	(23,014,609)	(2,014,492)	(21,563,362)
Class C	(502,328)	(4,859,659)	(882,943)	(9,227,772)
Class C – automatic conversion to Class A Shares	(16,776)	(166,114)	(72,732)	(751,364)
Class R3	(37,718)	(379,346)	(139,609)	(1,480,414)
Class I	(3,586,415)	(36,471,747)	(3,529,856)	(37,814,374)
	(6,464,066)	(64,891,475)	(6,639,632)	(70,837,286)
Net increase (decrease)	(4,438,238)	$(45,448,428)	(3,893,633)	$(41,602,480)

	Year Ended 8/31/19		Year Ended 8/31/18
Strategy Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	177,366	$1,989,805	461,945	$5,305,416
Class A – automatic conversion of Class C Shares	2,392	27,054	20,631	236,187
Class C	57,390	644,560	57,395	663,713
Class R3	1,645	18,515	6,950	80,454
Class I	166,427	1,861,337	810,775	9,528,756
Shares issued to shareholders due to reinvestment of distributions:
Class A	51,862	579,854	69,784	811,933
Class C	3,985	43,660	12,221	141,565
Class R3	537	5,938	1,123	13,046
Class I	17,850	199,843	29,569	343,858
	479,454	5,370,566	1,470,393	17,124,928
Shares redeemed:
Class A	(964,655)	(10,821,611)	(685,138)	(7,948,491)
Class C	(373,067)	(4,177,819)	(634,508)	(7,258,309)
Class C – automatic conversion to Class A Shares	(2,409)	(27,054)	(20,761)	(236,187)
Class R3	(35,812)	(397,930)	(19,340)	(222,014)
Class I	(531,345)	(5,997,676)	(1,351,409)	(15,668,522)
	(1,907,288)	(21,422,090)	(2,711,156)	(31,333,523)
Net increase (decrease)	(1,427,834)	$(16,051,524)	(1,240,763)	$(14,208,595)

	Year Ended 8/31/19		Year Ended 8/31/18
Strategy Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	581,924	$7,018,418	392,342	$5,120,178
Class A – automatic conversion of Class C Shares	6,282	78,316	61,632	796,695
Class C	20,326	239,385	47,797	606,476
Class R3	22,622	269,755	22,527	290,629
Class I	232,955	2,842,203	285,711	3,770,041
Shares issued to shareholders due to reinvestment of distributions:
Class A	299,238	3,303,258	307,410	3,998,986
Class C	36,249	388,206	58,725	741,736
Class R3	10,237	111,352	10,994	140,908
Class I	87,496	970,952	115,345	1,508,766
	1,297,329	15,221,845	1,302,483	16,974,415
Shares redeemed:
Class A	(1,082,309)	(13,128,598)	(959,649)	(12,541,804)
Class C	(401,269)	(4,701,418)	(563,512)	(7,132,208)
Class C – automatic conversion to Class A Shares	(6,477)	(78,316)	(63,513)	(796,695)
Class R3	(26,548)	(320,544)	(133,335)	(1,724,301)
Class I	(970,532)	(11,928,046)	(883,669)	(11,603,953)
	(2,487,135)	(30,156,922)	(2,603,678)	(33,798,961)
Net increase (decrease)	(1,189,806)	$(14,935,077)	(1,301,195)	$(16,824,546)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases of affiliated investments	$4,620,334	$15,340,235	$5,886,966	$14,292,515
Sales of affiliated investments	18,887,117	63,835,170	20,263,217	30,808,423

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of investments	$44,925,404	$140,266,371	$57,227,143	$91,479,775
Gross unrealized:
Appreciation	$5,958,747	$21,376,444	$4,573,504	$11,558,301
Depreciation	(2,076,900)	(3,142,607)	(627,884)	(2,932,060)
Net unrealized appreciation (depreciation) of investments	$3,881,847	$18,233,837	$3,945,620	$8,626,241

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of futures contracts	$(493,204)	$(1,098,952)	$(309,300)	$(912,325)
Net unrealized appreciation (depreciation) of futures contracts	7,579	24,360	9,203	15,698

Permanent differences, primarily due to foreign currency transactions and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2019, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of August 31, 2019, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net tax-exempt income[1]	$23,289	$—	$—	$125,716
Undistributed net ordinary income[1,2]	921,339	1,856,529	1,258,744	1,830,267
Undistributed net long-term capital gains	889,914	5,161,961	386,921	3,320,229
[1]

Undistributed net tax-exempt income and ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 30, 2019 and paid on September 3, 2019.

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2019 and August 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income[3]	$44,296	$173,781	$85,808	$169,840
Distributions from net ordinary income[2]	1,220,385	2,474,231	835,516	957,349
Distributions from net long-term capital gains[4]	2,605,517	7,167,159	—	3,908,614

2018	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income	$149,484	$314,118	$135,786	$380,350
Distributions from net ordinary income[2]	1,542,492	5,487,880	1,369,839	3,190,486
Distributions from net long-term capital gains	2,766,136	4,115,215	—	3,174,051
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended August 31, 2019, as Exempt Interest Dividends.
[4]

The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2019.

During the Funds’ tax year ended August 31, 2019, Strategy Conservative Allocation utilized $238,931 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The annual management fee, payable monthly, for each Fund, is 0.10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board.

Notes to Financial Statements (continued)

Other Transactions with Affiliates

Information regarding each Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Nuveen Strategy Aggressive Growth Allocation Fund

Description	Shares as of 8/31/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	448,971	$7,730,036	$672,332	$1,300,000	$—	$(109,290)	$(685,030)	$6,308,048	$157,364	$514,969
Nuveen International Growth Fund (Class R6)	106,678	7,341,119	291,059	2,050,000	—	40,823	(1,007,030)	4,615,971	88,241	202,818
Nuveen Large Cap Core Fund (Class R6)	97,007	3,605,154	42,982	250,000	—	(29,536)	(474,887)	2,893,713	26,976	16,006
Nuveen Large Cap Growth Fund (Class R6)	166,130	2,281,634	361,823	—	1,888,400	—	(184,226)	4,347,631	27,420	334,402
Nuveen Large Cap Growth Fund (Class I)	—	2,369,562	—	—	(1,888,400)	—	(481,162)	—	—	—
Nuveen Large Cap Select Fund (Class I)	106,716	4,595,037	167,780	1,250,000	—	374,539	(691,215)	3,196,141	160,372	7,407
Nuveen Large Cap Value Fund (Class R6)	135,069	3,306,037	381,335	—	—	—	(822,569)	2,864,803	183,765	197,569
Nuveen NWQ International Value Fund (Class I)	198,278	7,197,235	90,056	2,050,000	—	(364,690)	(502,561)	4,370,040	90,056	—
Nuveen NWQ Large-Cap Value Fund (Class R3)	264,320	3,029,923	292,994	1,506,058	—	(573,940)	62,820	1,305,739	11,874	281,121
Nuveen Real Asset Income Fund (Class R6)	23	642,014	6,258	624,703	—	38,047	(61,066)	550	3,162	—
Nuveen Real Estate Securities Fund (Class R6)	71,575	1,431,162	81,490	—	—	—	114,247	1,626,899	34,196	47,296
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	69,732	5,223,782	108,740	2,350,000	—	(188,131)	333,796	3,128,187	72,231	36,508
Nuveen Small Cap Growth Opportunities Fund (Class R6)	38,249	2,443,820	247,695	1,200,000	—	(65,107)	(456,019)	970,389	48,884	198,811
Nuveen Small Cap Select Fund (Class R6)	55,984	627,096	86,441	—	—	—	(150,899)	562,638	25,180	61,261
Nuveen Small Cap Value Fund (Class R6)	—	2,446,449	75,930	2,056,041	—	460,956	(927,294)	—	26,302	49,627
Nuveen Winslow Large-Cap Growth Fund (Class R6)	56,710	2,248,905	299,672	—	—	—	(172,984)	2,375,593	11,080	288,592
Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	—	3,904,805	92,595	—	(4,112,209)	—	114,809	—	92,600	—
Nuveen Core Plus Bond Fund (Class R6)	—	—	1,244,762	—	(1,244,762)	—	—	—	25,061	—
Nuveen High Yield Municipal Bond Fund (Class R6)	31,847	522,267	28,137	—	—	—	27,613	578,017	28,137	—
Nuveen Short Term Bond Fund (Class R6)	—	4,616,008	15,889	4,250,315	(376,243)	(37,803)	32,464	—	15,889	—
TIAA-CREF Bond Fund (Institutional Class)	399,183	—	23,067	—	4,112,209	—	163,926	4,299,202	23,066	—
TIAA-CREF Bond Plus Fund (Institutional Class)	125,566	—	7,140	—	1,244,762	—	104,204	1,356,106	7,141	—
TIAA-CREF Short-Term Bond Fund (Institutional Class)	36,959	—	2,157	—	376,243	—	5,978	384,378	2,157	—
Total		$65,562,045	$4,620,334	$18,887,117	$—	$(454,132)	$(5,657,085)	$45,184,045	$1,161,154	$2,236,387

Nuveen Strategy Balanced Allocation Fund

Description	Shares as of 8/31/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	929,895	$15,245,539	$1,164,042	$1,975,000	$—	$318,398	$(1,687,958)	$13,065,021	$279,633	$884,408
Nuveen Global Infrastructure Fund (Class R6)	237,869	2,729,430	147,025	345,295	—	55,277	158,575	2,745,012	89,517	52,213
Nuveen International Growth Fund (Class R6)	180,822	13,740,694	522,776	4,720,000	—	364,313	(2,083,621)	7,824,162	163,415	359,360
Nuveen Large Cap Core Fund (Class R6)	141,822	5,305,363	57,988	440,000	—	111,697	(804,483)	4,230,565	36,394	21,594
Nuveen Large Cap Growth Fund (Class I)	—	5,522,608	—	—	(4,401,142)	—	(1,121,466)	—	—	—
Nuveen Large Cap Growth Fund (Class R6)	315,906	4,508,509	688,025	1,180,000	4,401,142	12,949	(163,371)	8,267,254	52,141	635,884
Nuveen Large Cap Select Fund (Class I)	273,914	10,146,117	336,632	1,735,000	—	904,700	(1,448,715)	8,203,734	321,770	14,862
Nuveen Large Cap Value Fund (Class R6)	239,720	6,369,168	676,795	500,000	—	93,418	(1,554,910)	5,084,471	326,147	350,647
Nuveen NWQ International Value Fund (Class I)	339,167	14,445,920	172,902	5,595,000	—	(767,971)	(780,619)	7,475,232	172,902	—
Nuveen NWQ Large-Cap Value Fund (Class R3)	—	5,809,198	—	5,378,434	—	(1,077,662)	646,898	—	—	—
Nuveen Real Asset Income Fund (Class R6)	102	3,294,101	29,473	3,212,107	—	176,170	(285,159)	2,478	14,959	—
Nuveen Real Estate Securities Fund (Class R6)	111,409	3,274,113	175,095	1,110,000	—	279,096	(85,967)	2,532,337	71,174	103,923
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	209,490	11,759,738	248,190	3,180,000	—	57,709	512,080	9,397,717	174,182	74,008
Nuveen Small Cap Growth Opportunities Fund (Class R6)	—	8,638,845	443,290	7,836,319	—	787,140	(2,032,956)	—	87,486	355,805
Nuveen Small Cap Select Fund (Class R6)	115,948	3,405,393	427,781	1,900,000	—	(497,032)	(270,867)	1,165,275	124,612	303,169
Nuveen Small Cap Value Fund (Class R6)	—	8,702,244	139,367	7,580,613	—	1,829,838	(3,090,836)	—	48,277	91,090
Nuveen Winslow Large-Cap Growth Fund (Class R6)	120,485	5,298,865	636,673	530,000	—	190,299	(548,726)	5,047,111	23,540	613,133
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	195,800	2,899,015	108,203	800,000	—	37,067	132,731	2,377,015	107,915	—
Nuveen Core Bond Fund (Class R6)	—	34,807,214	722,911	4,920,000	(31,823,257)	(513,484)	1,726,616	—	722,911	—
Nuveen Core Plus Bond Fund (Class R6)	—	10,061,267	7,730,098	1,380,000	(15,028,305)	193,328	(1,576,388)	—	380,083	—
Nuveen High Yield Municipal Bond Fund (Class R6)	112,814	2,054,351	100,872	200,000	—	29,110	63,248	2,047,581	100,872	—
Nuveen Inflation Protected Securities Fund (Class R6)	—	9,533,381	149,870	1,085,000	(8,685,614)	(30,205)	117,568	—	149,869	—
Nuveen Short Term Bond Fund (Class R6)	—	22,586,984	308,502	8,232,402	(14,741,083)	(86,333)	164,331	—	308,503	—
TIAA-CREF Bond Fund (Institutional Class)	3,050,857	—	176,288	—	31,823,257	—	858,179	32,857,724	176,288	—
TIAA-CREF Bond Plus Fund (Institutional Class)	1,637,626	—	93,130	—	15,028,305	—	2,564,929	17,686,364	93,130	—
TIAA-CREF Inflation Linked Bond Fund (Institutional Class)	767,257	—	—	—	8,685,614	—	245,258	8,930,872	—	—
TIAA-CREF Short-Term Bond Fund (Institutional Class)	1,444,640	—	84,307	—	14,741,083	—	198,867	15,024,257	84,307	—
Total		$210,138,057	$15,340,235	$63,835,170	$—	$2,467,822	$(10,146,762)	$153,964,182	$4,110,027	$3,860,096

Notes to Financial Statements (continued)

Nuveen Strategy Conservative Allocation Fund

Description	Shares as of 8/31/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	202,429	$4,083,831	$305,664	$1,175,000	$—	$92,590	$(462,957)	$2,844,128	$72,936	$232,729
Nuveen Global Infrastructure Fund (Class R6)	100,622	2,373,835	114,439	1,303,655	—	140,514	(163,951)	1,161,182	71,353	43,086
Nuveen International Growth Fund (Class R6)	34,234	2,280,980	80,284	600,000	—	23,230	(303,200)	1,481,294	25,096	55,187
Nuveen Large Cap Core Fund (Class R6)	34,338	1,177,629	14,040	—	—	—	(167,368)	1,024,301	8,812	5,228
Nuveen Large Cap Growth Fund (Class I)	—	1,110,223	—	—	(907,328)	—	(202,895)	—	—	—
Nuveen Large Cap Growth Fund (Class R6)	43,640	1,211,518	180,609	1,050,000	907,328	(203,566)	96,156	1,142,045	13,687	166,922
Nuveen Large Cap Select Fund (Class I)	54,741	2,420,287	88,373	700,000	—	184,882	(354,048)	1,639,494	84,471	3,902
Nuveen Large Cap Value Fund (Class R6)	73,061	1,990,368	206,272	200,000	—	36,208	(483,220)	1,549,628	99,402	106,869
Nuveen NWQ International Value Fund (Class I)	58,252	2,059,410	26,866	550,000	—	(102,183)	(150,211)	1,283,882	26,866	—
Nuveen NWQ Large-Cap Value Fund (Class R3)	—	1,917,462	—	1,764,719	—	(353,520)	200,777	—	—	—
Nuveen Real Asset Income Fund (Class R6)	34	965,251	9,412	939,225	—	57,926	(92,533)	831	1,091	—
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	38,924	2,176,851	43,533	550,000	—	(35,744)	111,507	1,746,147	29,358	14,176
Nuveen Small Cap Growth Opportunities Fund (Class R6)	—	1,609,823	144,773	1,433,045	—	38,768	(360,319)	—	28,572	116,201
Nuveen Small Cap Select Fund (Class R6)	21,492	1,822,006	251,151	1,450,000	—	(171,083)	(236,085)	215,989	73,160	177,991
Nuveen Small Cap Value Fund (Class R6)	—	1,590,855	49,375	1,322,871	—	215,609	(532,968)	—	17,104	32,271
Nuveen Winslow Large-Cap Growth Fund (Class R6)	30,017	1,190,332	158,614	—	—	—	(91,559)	1,257,387	5,864	152,750
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	96,469	1,614,529	60,946	600,000	—	30,521	65,140	1,171,136	60,764	—
Nuveen Core Bond Fund (Class R6)	—	18,293,968	417,459	800,000	(18,504,741)	(86,406)	679,720	—	417,459	—
Nuveen Core Plus Bond Fund (Class R6)	—	7,378,909	3,212,651	1,750,000	(9,041,247)	(54,849)	254,536	—	236,721	—
Nuveen High Yield Municipal Bond Fund (Class R6)	54,306	890,581	47,980	—	—	—	47,086	985,647	47,980	—
Nuveen Inflation Protected Securities Fund (Class R6)	—	4,877,624	83,038	200,000	(4,803,804)	(7,216)	50,358	—	83,038	—
Nuveen Short Term Bond Fund (Class R6)	—	11,728,981	187,251	2,674,702	(9,296,551)	(31,391)	86,412	—	187,251	—
TIAA-CREF Bond Fund (Institutional Class)	1,730,938	—	102,093	600,000	18,504,741	(18,663)	654,029	18,642,200	102,093	—
TIAA-CREF Bond Plus Fund (Institutional Class)	827,058	—	48,977	600,000	9,041,247	5,093	436,914	8,932,231	48,977	—
TIAA-CREF Inflation Linked Bond Fund (Institutional Class)	425,205	—	—	—	4,803,804	—	145,581	4,949,385	—	—
TIAA-CREF Short-Term Bond Fund (Institutional Class)	911,028	—	53,166	—	9,296,551	—	124,980	9,474,697	53,166	—
Total		$74,765,253	$5,886,966	$20,263,217	$—	$(239,280)	$(648,118)	$59,501,604	$1,795,221	$1,107,312

Nuveen Strategy Growth Allocation Fund

Description	Shares as of 8/31/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	714,639	$11,808,714	$958,174	$1,600,000	$—	$(55,048)	$(1,071,155)	$10,040,685	$228,525	$729,648
Nuveen Global Infrastructure Fund (Class R6)	183,504	1,841,909	105,820	—	—	—	169,910	2,117,639	65,875	39,944
Nuveen International Growth Fund (Class R6)	167,853	9,300,759	373,808	1,400,000	—	(160,249)	(851,316)	7,263,002	116,849	256,958
Nuveen Large Cap Core Fund (Class R6)	137,961	5,547,678	63,708	750,000	—	111,489	(857,493)	4,115,382	39,984	23,724
Nuveen Large Cap Growth Fund (Class I)	—	4,448,529	—	—	(3,706,691)	—	(741,838)	—	—	—
Nuveen Large Cap Growth Fund (Class R6)	305,104	4,345,876	664,498	250,000	3,706,691	(24,385)	(458,119)	7,984,561	50,358	614,140
Nuveen Large Cap Select Fund (Class I)	185,570	8,745,052	302,842	2,950,000	—	1,303,210	(1,843,292)	5,557,812	289,472	13,370
Nuveen Large Cap Value Fund (Class R6)	223,520	5,772,202	631,055	300,000	—	55,878	(1,418,283)	4,740,852	304,106	326,950
Nuveen NWQ International Value Fund (Class I)	325,268	9,249,819	117,971	1,100,000	—	(155,565)	(943,321)	7,168,904	117,971	—
Nuveen NWQ Large-Cap Value Fund (Class R3)	405,824	5,691,298	449,850	3,292,319	—	(1,305,818)	461,758	2,004,769	18,231	431,619
Nuveen Real Asset Income Fund (Class R6)	64	1,823,752	17,778	1,774,447	—	97,341	(162,860)	1,564	9,095	—
Nuveen Real Estate Securities Fund (Class R6)	117,800	2,537,917	138,054	175,000	—	(9,444)	186,067	2,677,594	56,016	82,038
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	174,078	9,764,885	209,206	2,575,000	—	(274,455)	684,527	7,809,163	142,868	66,338
Nuveen Small Cap Growth Opportunities Fund (Class R6)	21,968	5,249,192	331,464	4,233,572	—	352,334	(1,142,099)	557,319	65,416	266,047
Nuveen Small Cap Select Fund (Class R6)	121,487	1,928,842	265,877	500,000	—	(230,788)	(242,986)	1,220,945	77,450	188,428
Nuveen Small Cap Value Fund (Class R6)	—	5,035,349	106,498	4,335,956	—	1,046,847	(1,852,738)	—	36,891	69,607
Nuveen Winslow Large-Cap Growth Fund (Class R6)	105,249	4,425,528	556,163	250,000	—	81,048	(403,857)	4,408,882	20,563	535,600
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	60,130	664,741	25,234	—	—	—	39,999	729,974	25,168	—
Nuveen Core Bond Fund (Class R6)	—	5,479,702	129,948	—	(5,812,297)	—	202,647	—	129,948	—
Nuveen Core Plus Bond Fund (Class R6)	—	2,683,641	6,454,506	—	(9,262,112)	—	123,965	—	197,924	—
Nuveen High Yield Municipal Bond Fund (Class R6)	138,897	2,506,842	124,554	225,000	—	27,528	87,058	2,520,982	124,554	—
Nuveen Inflation Protected Securities Fund (Class R6)	—	1,293,088	22,896	—	(1,331,946)	—	15,962	—	22,896	—
Nuveen Short Term Bond Fund (Class R6)	—	10,298,979	122,108	5,097,129	(5,342,906)	(54,980)	73,928	—	122,108	—
TIAA-CREF Bond Fund (Institutional Class)	679,318	—	1,285,736	—	5,812,297	—	218,220	7,316,253	35,736	—
TIAA-CREF Bond Plus Fund (Institutional Class)	916,726	—	52,133	—	9,262,112	—	586,401	9,900,646	52,133	—
TIAA-CREF Inflation Linked Bond Fund (Institutional Class)	117,653	—	—	—	1,331,946	—	37,535	1,369,481	—	—
TIAA-CREF Short-Term Bond Fund (Institutional Class)	596,324	—	782,634	—	5,342,906	—	76,230	6,201,770	32,634	—
Total		$120,444,294	$14,292,515	$30,808,423	$—	$804,943	$(9,025,150)	$95,708,179	$2,382,771	$3,644,411

Notes to Financial Statements (continued)

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected (Unaudited)	$24,108	$47,950	$15,215	$43,890
Paid to financial intermediaries (Unaudited)	21,098	42,252	13,399	38,371

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances (Unaudited)	$1,559	$2,334	$4,806	$2,520

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained (Unaudited)	$2,376	$3,315	$2,472	$2,379

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained (Unaudited)	$412	$61	$4,046	$492

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Strategy Conservative Allocation
Maximum Outstanding Balance	$300,000

During the following Fund’s utilization period, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Strategy Conservative Allocation
Average daily balance outstanding	$202,931
Average annual interest rate	3.51%

Borrowing outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

The Funds’ distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions to Shareholders
From net investment income:
Class A Shares	(699,651)	(3,290,509)	(880,828)	(2,043,299)
Class C Shares	(86,687)	(443,134)	(148,280)	(314,463)
Class R3 Shares	(40,976)	(71,640)	(13,127)	(67,648)
Class I Shares	(316,166)	(1,996,715)	(402,997)	(951,117)
From accumulated net realized gains:
Class A Shares	(1,918,983)	(2,333,197)	—	(1,994,978)
Class C Shares	(459,881)	(425,045)	—	(440,275)
Class R3 Shares	(133,857)	(58,459)	—	(73,260)
Class I Shares	(801,911)	(1,298,514)	—	(859,847)
Total distributions to shareholders:
Class A Shares	(2,618,634)	(5,623,706)	(880,828)	(4,038,277)
Class C Shares	(546,568)	(868,179)	(148,280)	(754,738)
Class R3 Shares	(174,833)	(130,099)	(13,127)	(140,908)
Class I Shares	(1,118,077)	(3,295,229)	(402,997)	(1,810,964)

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

10. Subsequent Event

Fund Reorganizations

As noted in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations, after the close of business on October 18, 2019, the reorganizations took place.

Upon the closing of the reorganizations, the Target Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares were then distributed to Target Fund shareholders and the Target Fund was terminated. As a result of these transactions, Target Fund shareholders became shareholders of the Acquiring Fund and ceased to be shareholders of the Target Fund. Each Target Fund shareholder received Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the reorganization.

Additional Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603 Custodian U.S. Bank National Association 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
% DRD	91.1%	100.0%	74.1%	100.0%
% QDI	100.0%	100.0%	89.7%	100.0%

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ-100 E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the top 100 large-cap, non-financial issues in The NASDAQ Stock Market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® E-Mini Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the performance of the 2,000 smallest companies in the Russell 3000®Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 500 of the leading large-cap U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 400 medium-sized U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”1

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have

[1]

At a special meeting held on December 13, 2018, the Board approved the reorganization of Nuveen Strategy Conservative Allocation Fund (the “Conservative Allocation Fund”), Nuveen Strategy Balanced Allocation Fund (the “Balanced Allocation Fund”), Nuveen Strategy Growth Allocation Fund (the “Growth Allocation Fund”) and Nuveen Strategy Aggressive Growth Allocation Fund (the “Aggressive Growth Allocation Fund”) into TIAA-CREF Lifestyle Conservative Fund, TIAA-CREF Lifestyle Moderate Fund, TIAA-CREF Lifestyle Growth Fund and TIAA-CREF Lifestyle Aggressive Growth Fund, respectively, each a series of TIAA-CREF Funds, subject to shareholder approval. To avoid any disruption of services if the reorganizations were not completed, the Board considered and approved the renewal of the Advisory Agreements for the Funds at the May Meeting. Each reorganization has been approved by the shareholders of the respective Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For the Aggressive Growth Allocation Fund, the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark for the one-, three- and five-year periods. The Board recognized that the Fund’s performance has been challenged, and the Board had approved the Fund be reorganized into TIAA-CREF Lifestyle Aggressive Growth Fund, subject to shareholder approval.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For the Balanced Allocation Fund, the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark for the one-, three- and five-year periods. The Board recognized that the Fund’s performance has been challenged, and the Board had approved the Fund be reorganized into TIAA-CREF Lifestyle Moderate Fund, subject to shareholder approval.

For the Conservative Allocation Fund, the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark for the one-, three- and five-year periods. The Board recognized that the Fund’s performance has been challenged, and the Board had approved the Fund be reorganized into TIAA-CREF Lifestyle Conservative Fund, subject to shareholder approval.

For the Growth Allocation Fund, the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark for the one-, three- and five-year periods. The Board recognized that the Fund’s performance has been challenged, and the Board had approved the Fund be reorganized into TIAA-CREF Lifestyle Growth Fund, subject to shareholder approval.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. The Independent Board Members recognized that the Funds operated as fund-of-funds and therefore indirectly paid a pro rata share of the expenses of the underlying funds, including advisory fees (the “indirect expenses”). The Independent Board Members therefore reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any), indirect expenses, and net total expense ratio (including indirect expenses) in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the boards governing such funds considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules (if any), and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. (As described in further detail below, the Funds do not have complex-wide or fund-level breakpoint schedules.) The boards noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser and, as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

With respect to the Aggressive Growth Allocation Fund and the Growth Allocation Fund, the Board noted that each such Fund did not incur a management fee after taking into account fee waivers and expense reimbursements for the last fiscal year and had a net total expense ratio in line with the average of its respective Peer Group. With respect to the Conservative Allocation Fund, the Board noted that such Fund did not incur a management fee after taking into account fee waivers and expense reimbursements for the last fiscal year and had a net total expense ratio below the average of its Peer Group. With respect to the Balanced Allocation Fund, the Board noted that such Fund had a net management fee below the average of its Peer Group and a net total expense ratio in line with the average of its Peer Group.

In addition, the Independent Board Members recognized that many of the underlying funds in which the Funds invest may be advised by the Adviser and sub-advised by an affiliated person of the Adviser. Accordingly, the Adviser and affiliated sub-advisers may receive advisory fees from such underlying funds and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the boards governing the Nuveen funds had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Board, however, noted that given their unique nature, the Funds do not have breakpoint schedules. In this regard, the Independent Board Members noted that the Funds were not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless would benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

The Independent Board Members also reviewed, among other things, the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense cap applicable to each Fund.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Independent Board Members also concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at ten. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Services LLC (2010-2019) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	161
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	161
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	161

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	161
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	161
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	161
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	161
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

Managing Director (since 2017), formerly, Senior Vice President (2016-2017),

formerly, Vice President (2011-2016) of Nuveen; Managing Director of

Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FAA-0819D 969712-INV-Y-10/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	19,250	0	3,020	0
Nuveen Strategy Balanced Allocation Fund	19,250	0	3,020	0
Nuveen Strategy Conservative Allocation Fund	19,250	0	3,020	0
Nuveen Strategy Growth Allocation Fund	19,250	0	3,020	0

Total	$77,000	$0	$12,080	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	19,159	0	4,520	0
Nuveen Strategy Balanced Allocation Fund	19,176	0	2,930	0
Nuveen Strategy Conservative Allocation Fund	19,159	0	2,930	0
Nuveen Strategy Growth Allocation Fund	19,164	0	4,520	0

Total	$76,657	$0	$14,900	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2019	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	3,020	0	0	3,020
Nuveen Strategy Balanced Allocation Fund	3,020	0	0	3,020
Nuveen Strategy Conservative Allocation Fund	3,020	0	0	3,020
Nuveen Strategy Growth Allocation Fund	3,020	0	0	3,020

Total	$12,080	$0	$0	$12,080

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2018	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	4,520	0	0	4,520
Nuveen Strategy Balanced Allocation Fund	2,930	0	0	2,930
Nuveen Strategy Conservative Allocation Fund	2,930	0	0	2,930
Nuveen Strategy Growth Allocation Fund	4,520	0	0	4,520

Total	$14,900	$0	$0	$14,900

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 7, 2019